 Exhibit 99.1

Cantor Equity Partners, Inc. and Twenty One Capital, Inc. Announce Filing of Draft Registration Statement on Form S-4 with the SEC

Austin, Texas, July 10, 2024 — Cantor Equity Partners, Inc. (“CEP”) (Nasdaq: CEP), a special-purpose acquisition company sponsored by an affiliate of Cantor Fitzgerald, and Twenty One Capital, Inc. (“Twenty One”), a newly formed entity focused exclusively on Bitcoin-related business lines that, among other things, offer shareholders a differentiated opportunity to gain exposure to Bitcoin through the equity markets, today announced the recent confidential submission by Twenty One and Twenty One Assets, LLC (the “Company”) of a draft registration statement on Form S-4 with the U.S. Securities and Exchange Commission (“SEC”).

The draft registration statement relates to the proposed business combination between CEP and Twenty One, which was previously announced on April 23, 2025. Twenty One will seek to trade under the ticker symbol “XXI” upon the close of the business combination.

The completion of the proposed transaction is subject to customary closing conditions, including the approval of CEP’s shareholders.

About Cantor Equity Partners, Inc.

Cantor Equity Partners, Inc. (Nasdaq: CEP) is a special purpose acquisition company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or other similar business combination with one or more businesses or entities. CEP is led by Chairman and Chief Executive Officer Brandon Lutnick and sponsored by an affiliate of Cantor Fitzgerald.

About Cantor Fitzgerald, L.P.

Cantor Fitzgerald, with more than 14,000 employees, is a leading global financial services and real estate services holding company and a proven and resilient leader for more than 79 years. Its diverse group of global companies provides a wide range of products and services, including investment banking, asset and investment management, capital markets, prime services, research, digital assets, data, financial and commodities brokerage, trade execution, clearing, settlement, advisory, financial technology, custodial, commercial real estate advisory and servicing, and more.

About Twenty One Capital, Inc.

At closing, Twenty One will be a newly formed operating company focused exclusively on Bitcoin-related business lines that, among other things, offer shareholders a differentiated opportunity to gain exposure to Bitcoin through the equity markets. With a Bitcoin-native operating structure and a strategy designed to deliver long-term value, Twenty One intends to become a leading vehicle for capital-efficient Bitcoin accumulation and related business development.

Additional Information and Where to Find It

Twenty One and the Company intend to file with the SEC the Registration Statement, which will include a preliminary proxy statement of CEP and a prospectus (the “Proxy Statement/Prospectus”) in connection with the proposed business combination between CEP and Twenty One (the “Business Combination”) and certain convertible senior secured notes offering and common equity PIPE financings (the “PIPE Offerings”) (collectively, the “Proposed Transactions”). The definitive proxy statement and other relevant documents will be mailed to shareholders of CEP as of a record date to be established for voting on the Business Combination and other matters as described in the Proxy Statement/Prospectus. CEP and/or Twenty One will also file other documents regarding the Proposed Transactions with the SEC. This press release does not contain all of the information that should be considered concerning the Proposed Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF CEP AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH CEP’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT CEP, THE COMPANY, TWENTY ONE AND THE PROPOSED TRANSACTIONS. Investors and security holders will also be able to obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or that will be filed with the SEC by CEP and Twenty One, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Cantor Equity Partners, Inc., 110 East 59th Street, New York, NY 10022; e-mail: CantorEquityPartners@cantor.com, or upon written request to Twenty One Capital, Inc., via email at info@xxi.money, respectively.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE PROPOSED TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PRESS RELEASE. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

The convertible notes of Twenty One and the CEP Class A ordinary shares to be issued in the PIPE Offerings have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

Participants in the Solicitation

CEP, the Company, Twenty One and their respective directors, executive officers, certain of their shareholders and other members of management and employees may be deemed under SEC rules to be participants in the solicitation of proxies from CEP’s shareholders in connection with the Proposed Transactions. A list of the names of such persons, and information regarding their interests in the Proposed Transactions and their ownership of CEP’s securities are, or will be, contained in CEP’s filings with the SEC, including CEP’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 28, 2025. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of CEP’s shareholders in connection with the Proposed Transactions, including the names and interests of the directors and executive officers of CEP, the Company and Twenty One, will be set forth in the Registration Statement and Proxy Statement/Prospectus, which is expected to be filed with the SEC. Investors and security holders may obtain free copies of these documents as described above.

No Offer or Solicitation

The information contained in this press release is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of CEP, the Company or Twenty One, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Proposed Transactions involving CEP, Twenty One and the Company, including expectations, intentions, plans, prospects regarding CEP, Twenty One, the Company and the Proposed Transactions and statements regarding the anticipated timing of the completion of the Proposed Transactions, and the satisfaction of closing conditions to the Proposed Transactions. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, but not limited to: the risk that the Proposed Transactions may not be completed in a timely manner or at all, which may adversely affect the price of CEP’s securities; the risk that the Proposed Transactions may not be completed by CEP’s business combination deadline; the failure by the parties to satisfy the conditions to the consummation of the Business Combination, including the approval of CEP’s shareholders, or any of the PIPE Offerings; failure to realize the anticipated benefits of the Proposed Transactions; the level of redemptions of CEP’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the CEP Class A ordinary shares or the shares of Twenty One's Class A Stock; the lack of a third-party fairness opinion in determining whether or not to pursue the Business Combination; the failure of Twenty One to obtain or maintain the listing of its securities on any securities exchange after closing of the Proposed Transactions; costs related to the Proposed Transactions and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to Twenty One’s anticipated operations and business, including the highly volatile nature of the price of Bitcoin; the risk that Twenty One’s stock price will be highly correlated to the price of Bitcoin and the price of Bitcoin may decrease between the signing of the definitive documents for the Proposed Transactions and the closing of the Proposed Transactions or at any time after the closing of the Proposed Transactions; risks related to increased competition in the industries in which Twenty One will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding Bitcoin; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks that after consummation of the Proposed Transactions, Twenty One experiences difficulties managing its growth and expanding operations; the risks that growing Twenty One’s learning programs and educational content could be difficult; challenges in implementing Twenty One’s business plan including Bitcoin-related financial and advisory services, due to operational challenges, significant competition and regulation; being considered to be a “shell company” by any stock exchange on which Twenty One's Class A Stock will be listed or by the SEC, which may impact Twenty One’s ability to list its Class A Stock and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities; the outcome of any potential legal proceedings that may be instituted against CEP, Twenty One, the Company or others following announcement of the Proposed Transactions, and those risk factors discussed in documents that CEP, Twenty One and/or the Company filed, or that will be filed, with the SEC.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the final prospectus of CEP, dated as of August 12, 2024 and filed by CEP with the SEC on August 13, 2024, CEP’s Quarterly Reports on Form 10-Q, CEP’s Annual Report on Form 10-K and the Registration Statement that will be filed by Twenty One and the Company and the Proxy Statement/Prospectus contained therein, and other documents filed by CEP, the Company and Twenty One from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither CEP, the Company nor Twenty One presently know or that CEP, the Company and Twenty One currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and each of CEP, the Company and Twenty One assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither CEP, the Company nor Twenty One gives any assurance that either CEP, the Company or Twenty One will achieve its expectations. The inclusion of any statement in this press release does not constitute an admission by CEP, the Company or Twenty One or any other person that the events or circumstances described in such statement are material.

MEDIA CONTACTS

Twenty One

press@xxi.money

Cantor Fitzgerald

Danielle Popper

Danielle.popper@cantor.com